Investments	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Investments
9.	Investments

	2022			2021
	Current	Non Current	Total	Current	Non Current	Total
Investment at amortised cost
Time deposits	$432,750	$65,000	$497,750	$382,000	$103,000	$485,000
Bonds	286,203	137,907	424,110	300,630	96,966	397,596

	718,953	202,907	921,860	682,630	199,966	882,596
Allowance for expected credit losses	(2,104)	(851)	(2,955)	(1,016)	(296)	(1,312)

	716,849	202,056	918,905	681,614	199,670	881,284
Investment at fair value through profit or loss
Investment funds	95,474	—	95,474	124,726	—	124,726

	$812,323	$202,056	$1,014,379	$806,340	$199,670	$1,006,010

Investments at amortised cost include time deposits, and bonds which include, zero coupon bonds and listed corporate bonds. All of the investments are denominated in U.S. dollar, as a result, there is no exposure to foreign currency risk. There is also no exposure to price risk as the investments will be held to maturity.
Time deposits earned interest based on rates determined by the banks in which the instruments are held. The use of these instruments before its maturity date depends on the cash requirements of the Company.
Listed corporate bonds, have interest rates ranging between 0.40% and 5.25% (2021: between 0.15% and 5.75%).
The information about the expected credit loss over these financial assets is disclosed in note 28.3.
Investments at fair value through profit or loss (“FVPL”) include investments in listed equity shares of an investment fund. Fair values of these equity shares are determined by reference to published price quotations in an active market. During 2022, the Company recognize a net unrealized loss on instruments at FVPL of $4.2 million (2021: $0.3 million) recorded under “Other net non-operating
income (expense)” in the accompanying consolidated statement of profit or loss.
For information about the methods and assumptions used in determining fair value see 28.6.